Exhibit 99

ISCO

Shareholders Meeting 2005

Optimal Wireless. Simplified.

Safe Harbor Statement

This presentation will include “forward looking statements,” as that term is defined under the Private Securities Litigation Reform Act of 1995. What we and the Act mean by forward looking statements are all statements we make other than those dealing specifically with historical matters. All forward looking statements are subject to risks and uncertainties that could cause the actual results to differ, possibly materially, from those projected in the forward looking statements. Some, but not all, of these risks and uncertainties are discussed from time to time in press releases and securities filings of the Company. We undertake no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

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Agenda

Corporate Profile

2005 Progress & Momentum

The Expanding Product Portfolio

What’s Next—2006

Why Invest in ISCO

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Mission

ISCO International is a wireless systems solutions company driven by customer focus and technical innovation. We are a pacesetting provider of subsystems and components for all wireless technology platforms. Our solutions enable seamless integration of technologies, and condition and enhance the RF2 link to enable the ultimate end-user wireless experience.

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ISCO Corporate Profile

Current business: RF Cellular Aftermarket (Custom)

Product families: RF2, ANF, RF Components

Employees: 31

Manufacturing: Multi-vendor outsourced

Founded: 1989

Stock: Amex (ticker: ISO)

Location: Chicago (Elk Grove), IL

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Management Team

Mr. John Thode—President and CEO

Ex-Motorola Executive for 25 years

P&L responsibility for Handset and Infrastructure Businesses

Dr. Amr Abdelmonem – CTO

Extensive filter design background with advanced technology focus

Holds 9 design patents with additional patents pending

Mr. Frank Cesario – CFO

Over 5 years direct wireless telecom experience

7 plus years in multi-hundred million dollar manufacturing entities

Mr. Sanjay Huprikar – VP of Sales US

15 years of wireless experience (10 in handsets, 5 in infrastructure)

10 years of sales, marketing and sales support experience

Mr. Theodore Myers – VP of Sales Intl

Over 12 years wireless industry experience (7 years with operator)

Holds 4 patents with other patents pending

Mr. Greg Zaremba – VP of Business Development

Over 20 years wireless industry experience

Executive level positions with WFI, TWS and Mobile Systems International

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Agenda

Corporate Profile

2005 Progress & Momentum

The Expanding Product Portfolio

What’s Next—2006

Why Invest in ISCO

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Gaining Financial Momentum

Financial Update

Sales: FY04 = $2.6m, FY05 = $ ?

$8m through Q3

3x improvement YTD over 2004

Cash flow through Q3

Break-even YTD vs. ($3m) in ‘04

$5m Cash on Hand

Selected in 2005 as one of the Deloitte Technology Fast 500

ISCO Orders and Revenue

$ in millions

Revenue

Orders $12 $9 $6 $3 $0

$3.7 $3.2 $2.6

2002 2003 2004 2005E

2005E is round number extrapolation, not a forecast.

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Capitalization and Legal Update

Capitalization

Market Cap is ~$65m

Improved Credit Line

Currently $10m, 9% simple

Reduced Rate from 14%

Extended Maturity late ‘07

Q305 Re-capitalization Event

Raised $5m - common stock sale

15% discount

Stock +40% higher since funding

Significant Ownership

Employees

Management

Officers

Directors

Director/Officer Ownership Policy

Legal

No hidden liabilities

No warrants

No preferred or convertible shares

No outstanding litigation

Focus on growing business

Clean SEC, Governance record

“100 Best Corporate Citizens”

Business Ethics Magazine 4/05

Honored for

Governance

Environment

Employees

Diversity

Products

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Maturing Outsourcing Manufacturing Model

Solutions Architect & Designed to enable Multi-Vendor Outsourcing

Both Supply Chain and Manufacturing

Significant variable cost benefits

Flexibility to scale

Nearly eliminates risk of a single source

Minimizes ISCO fixed costs

Finished goods final tested at ISCO today but migrating to a full drop ship model

Partner Qualifications

Must be ISO 9001 Certified

Must have state-of-the-art surface mount assembly centers

Must have multiple customer, products & references

Manufacturing Partners

Four during past two years building similar types of equipment

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ISCO Customers & Partners

2004 Client Base

Primarily US-based, 850 MHz CDMA

2005 Expanded Client Base

Added PCS (1900 MHz) solutions

Have solutions for, and engaged with, non-CDMA entities

Seeds of geographic expansion

2006 Goals

Significantly expand into PCS & iDEN Operators

China (China Distribution Partner) ?Latin America (Mexico, Brazil Distribution Partner)

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Agenda

Corporate Profile

2005 Progress & Momentum

The Expanding Product Portfolio

What’s Next—2006

Why Invest in ISCO

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Network Integration Products Base Station RF Subsystems

RF2

Linear LNA receivers, multi-couplers, filters and duplexers

Improves receive performance of all types of cellular networks

Improves coverage, capacity and data throughput

Fully integrates with Lucent and Motorola BTS

ANF

Adaptive Notch Filter

Dynamically eliminates in-band interference in CDMA networks

Improves coverage and capacity

Reduces mobile Tx power

Works with any vendor’s BTS

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Adaptive Notch Filter (ANF & AOW)

Main Diversity

Power Controller Scanner/ Repeats for OAM/ Notch diversity BITE filters channel

Applied only when interferers present

Maximum effective utilization of CDMA Coverage & Capacity

Complete 3-sector package Interference Analysis Software CDMA Wireless Modem Remote Access

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RF Components (Standard & Customized)

Diplexers

Transmit Filters

Custom Duplexers

Multicouplers

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Agenda

Corporate Profile

2005 Progress & Momentum

The Expanding Product Portfolio

A peak at ‘Growth Engine’ New Products

What’s Next—2006

Why Invest in ISCO

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Key Criteria for ‘Growth Engine’ Product Lines

Consistent with ISCO’s Strategy

RF, interference control, radio link conditioning

Leverages existing operator, OEM and indirect channels

Extension of existing core competencies BUT…

Delivered via highest value added segments

Components/modules

Enabling infrastructure/software

Leveraging major identified trends

Operator consolidation

Mixed use and unregulated spectrum deployment

Physical and regulatory constraints on new towers

New data centric access technologies

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‘Growth Engine’ New Products

“FAST” Filter (Frequency Amplitude Space Time)

Dynamic in-band interference elimination Full digital receiver implementation Frequency, amplitude, time and space domains Hardware and embedded “virtual” versions

Multiple Air-Interface Multiplexer (“MaXR”)

Active RF multiplexing

Combines multiple RF sources on a single antenna Multiple technologies, multiple bands Active control of interference and intermodulation distortion

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Agenda

Corporate Profile

2005 Progress & Momentum The Expanding Product Portfolio What’s Next—2006 Why Invest in ISCO

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The Growth Strategy – Business, Markets, Products

Grow the current business top/bottom line

Pursue significant ‘niches’ (‘06)

“Growth Engine” Products Lines (‘07)

RF2 sales & margins >50% US EVDO build out remains Intl. expansion (Mexico, Brazil and China) through partnerships

Significantly reduce ANF cost

Improve margins, opportunistically pursue volumes

Ongoing focus on financials

Areas of significant opportunity

RF2 PCS expansion

iDEN RF2 & Component Technology Solutions

UMTS/GSM ANF & RF2 Technology Solutions

Opportunity based R&D Investment

Multi-million $$$ markets

Develop highly differentiated products

Leverage brand, expertise, technology and IPR

Multi-hundred million dollar markets

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The Growth Strategy – Brand, Team, Culture

Brand

New WEB Site (sample to right)

Better, more PR

More IR – Attracting Analysts, Institutions

Team

Managed growth of the Team Additional senior leadership

Additional directors – industry experience

Culture

Fast but needs to be faster

Hungry but needs to get hungrier

Nimble but needs to get nimbler

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Agenda

Corporate Profile

2005 Progress & Momentum

Strategy In-1-Slide

The Expanding Product Portfolio

What’s Next—2006

Why Invest in ISCO

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Why Invest in ISCO International

Customer Focused

Large addressable wireless markets

PCS, iDEN, GSM, UMTS

Legacy of Technical Innovation

Nimble, Flexible, Focused

Highly Tailored Subsystem & Component Solutions

Culture of Execution, Excellence & Quality

Future Vision: Optimal Wireless. Simplified

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